Exhibit 99.3

SECOND AMENDMENT TO THE TERM LOAN AGREEMENT

This SECOND AMENDMENT TO THE TERM LOAN AGREEMENT (this “Amendment”), dated as of April 12, 2012 (the “Second Amendment Effective Date”), is by and among CONTAINER APPLICATIONS LIMITED, a corporation organized under the laws of Barbados having its principal place of business at Suite 102, Bush Hill, Bay Street, St. Michael, Barbados, West  Indies (“CAL” or the “Borrower”), CAI INTERNATIONAL, INC., a Delaware corporation having its principal place of business at Steuart Tower, 1 Market Plaza, Suite 900, San Francisco, CA 94105 (“CAI”) and the other the Guarantors listed on the signature pages hereto (each a “Guarantor” and collectively, the “Guarantors”), the lending institutions from time to time listed on the signature pages hereto (the “Lenders”), ING BANK N.V., as administrative agent for itself and the other Lenders (in such capacity, the “Administrative Agent”), and ING BANK N.V., acting as Mandated Lead Arranger and Physical Bookrunner).  Capitalized terms used herein without definition shall have the respective meanings provided therefor in the Loan Agreement referred to below.

WHEREAS, the Borrower, CAI, the Lenders and the Administrative Agent are parties to that certain Term Loan Agreement, dated as of December 20, 2010 (as amended by the Amendment to the Loan Agreement dated as of March 11, 2011 and by this Amendment, and as may be further amended, restated, amended and restated, supplemented and otherwise in effect from time to time, the “Loan Agreement”), pursuant to which the Lenders, upon certain terms and conditions, have agreed to make loans and otherwise extend credit to the Borrower;

WHEREAS, CAI has formed a new subsidiary, CAI Rail, Inc., a Delaware corporation (“CAI Rail”), which is intended to operate in railcar leasing business in a manner that is separate from the operations of CAI and its other Subsidiaries, and without any commingling of assets or collections with CAI and its other Subsidiaries.  In connection therewith, Borrower requests that the Administrative Agent and the Lenders permit CAI Rail to incur secured indebtedness from to time to time in connection with the purchase of railcars and related assets (the “CAI Rail Indebtedness”); and

WHEREAS, the Borrower request that the Administrative Agent and the Lenders amend certain of the terms and provisions of the Loan Agreement as set forth herein subject to the conditions set forth below;

NOW THEREFORE, in consideration of the mutual agreements contained in the Loan Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

§1. Amendments to Loan Agreement.  Subject to the satisfaction of the conditions precedent set forth in §4 below:

(a) The Loan Agreement is hereby amended by adding the following definitions in Section 1.1 of the Loan Agreement in the appropriate alphabetical order:

CAI Rail.  CAI Rail, Inc., a Delaware Corporation, which is intended to operate in the railcar leasing business.

CAI Rail Indebtedness.  Indebtedness incurred by CAI Rail from time to time solely in connection with the purchase of railcars and related assets (including fees, costs and expenses incurred in connection with such purchase) or in connection with the refinancing of such Indebtedness.

CAI Rail Collateral.  (a) All the property, rights and interests of CAI Rail that is or is intended to be subject to the Liens securing the CAI Rail Indebtedness, and (b) the Capital Stock of CAI Rail.

Excluded Subsidiary.  Any Subsidiary of CAI formed on or after April 12, 2012 that (a) does not participate in any cash management or other arrangements under which any of its revenues, collections or payables are commingled with any assets of any Loan Party or Securitization Entity or under which any Loan Party provides cash management or other services supporting the collection of its revenues or payment of its expenses unless such services are provided on an arms-length basis and such Loan Party is reimbursed for the market cost of such services; (b) has no Indebtedness or other obligations that are guaranteed by or secured by any assets of any Loan Party and (c) has provided to the Administrative Agent evidence of the foregoing satisfactory to the Administrative Agent.

(b) The Loan Agreement is hereby amended by deleting the definition of “Competitor” in Section 1.1 of the Loan Agreement and substituting the following definition in lieu thereof:

Competitor.  Any Person (other than the Borrower, CAI and their respective Affiliates) that is actively engaged in any of the businesses that any of the Loan Parties and their Subsidiaries are permitted to engage in pursuant to §9.10.

(c) The Loan Agreement is hereby amended by deleting clause (vi) in the definition of "Permitted Acquisition" in Section 1.1 and substituting the following clause in lieu thereof:

“(vi) any Person or assets or division as acquired in accordance herewith shall be in the same business or lines of business in which CAI and its Subsidiaries are permitted to engage in pursuant to §9.10 and activities related thereto; and”

(d) The Loan Agreement is hereby amended by deleting the reference to “(to any material extent)” in the definition of "Permitted Securitization" in Section 1.1 and inserting “(in the aggregate)” in lieu thereof.

(e) Section 8.14 of the Loan Agreement is hereby amended by deleting the parenthetical "(other than a Securitization Entity)" and inserting "(other than a Securitization Entity or an Excluded Subsidiary)" in lieu thereof.

(f) Section 8.15 of the Loan Agreement is hereby amended by deleting the parenthetical "(other than a Securitization Entity)" and inserting "(other than a Securitization Entity or an Excluded Subsidiary)" in lieu thereof.

(g) Section 9.1(n) the Loan Agreement is hereby amended by deleting Section 9.1(n) in its entirety and substituting the following in lieu thereof:

“(n) other Indebtedness at any time; provided that (i) both before and immediately after any such Indebtedness is incurred, no Default or Event of Default shall have occurred and be continuing; (ii) if such Indebtedness is secured, such Indebtedness (other than such Indebtedness (A) in an amount not to exceed $30,000,000 in the aggregate; (B) having recourse only to one or more Excluded Subsidiaries; or (C) which constitutes CAI Rail Indebtedness) shall be subject to the Intercreditor Agreement with the lenders in respect of such Indebtedness and (iii) any guaranty constituting such Indebtedness made in respect of an Excluded Subsidiary shall be an unsecured guaranty;”

(h) The Loan Agreement is hereby amended by (i) deleting the “.” at the end of clause (n) of Section 9.1 and inserting “; and” in lieu thereof, and (ii) adding the following new clause (o) to Section 9.1:

(o)           unsecured Indebtedness in an aggregate amount not to exceed $85,000,000 incurred by CAI consisting of one or more guaranties of CAI Rail Indebtedness.

(i) Section 9.2.1(xiv) of the Loan Agreement is hereby amended by adding the words "or under §9.1(o)” on the second line of such section, between "§9.1(n)" and "; provided".

(j) Section 9.2.2 of the Loan Agreement is amended by deleting the existing Section 9.2.2 and inserting the following Section 9.2.2 in lieu thereof:

“9.2.2. Restrictions on Negative Pledges and Upstream Limitations.  CAI will not, nor will it permit any of its Subsidiaries to (a) enter into or permit to exist any arrangement or agreement (excluding the Loan Agreement and the other Loan Documents) which directly or indirectly prohibits CAI or any of its Subsidiaries from creating, assuming or incurring any Lien upon its properties, revenues or assets or those of any of its Subsidiaries whether now owned or hereafter acquired (other than CAI Rail Collateral or assets or property not constituting Collateral); or (b) enter into any agreement, contract or arrangement (excluding the Loan Agreement and the other Loan Documents) restricting the ability of any Subsidiary of any Loan Party (other than CAI Rail or an Excluded Subsidiary) to pay or make dividends or distributions in cash or kind to such Loan Party (other than an agreement made by a Securitization Entity, CAI Rail or an Excluded Subsidiary), to make loans, advances or other payments of whatsoever nature to such Loan Party, or to make transfers or distributions of all or any part of its assets to such Loan Party; in each case other than (i) restrictions on specific assets which assets are the subject of purchase money security interests to the extent permitted under §9.2.1; and (ii) customary anti-assignment provisions contained in leases and licensing agreements entered into by CAI or such Subsidiary in the ordinary course of its business.”

(k) The Loan Agreement is hereby amended by deleting the existing Section 9.3(e) and inserting the following Section 9.3(e) in lieu thereof:

(e) (i) Investments by and between Borrower and CAI,; (ii) Investments consisting of guaranties of Indebtedness of CAI Rail permitted under Section 9.1(o); (iii) Investments by any Subsidiary of CAI that is not the Borrower, in any other Subsidiary of CAI that is not the Borrower; and (iv) Investments by Borrower and/or CAI in CAI Rail or any Subsidiary of Guarantor that is not the Borrower, including without limitation any Excluded Subsidiary; provided that the aggregate amount of such Investments under this clause (iv) does not exceed, as of any date of determination, the greater of (x) $50,000,000; and (y) the product of (A) twenty-five percent (25%) and (B) an amount equal to the Shareholders’ Equity as of such date; and provided further that both before and immediately after any such Investment under this clause (iv) no Default or Event of Default shall have occurred and be continuing;

(l) Section 9.5.2 of the Loan Agreement is hereby amended by deleting the existing Section 9.5.2 and inserting the following Section 9.5.2 in lieu thereof:

“9.5.2. Disposition of Assets.  CAI will not, and will not permit any of its Subsidiaries (other than CAI Rail or any Excluded Subsidiary) to, become a party to or agree to or effect any disposition of assets, other than (a) sales of assets by the Borrower or CAI to a Securitization Entity in connection with a Permitted Securitization, (b) the disposition of assets in the ordinary course of business consistent with past practices, provided that, in connection with any such disposition of Collateral, after giving effect to any such disposition, the sum of the outstanding amount of the Term Loans (after giving effect to all amounts requested) shall not at any time exceed the lesser of (A) the Total Commitment at such time and (B) the Borrowing Base at such time.’

(m) The Loan Agreement is hereby amended by inserting the following new Section 9.14:

9.14.           Commingling of Assets.  CAI will not, and will not permit any of its Subsidiaries (other than CAI Rail) to, commingle any of their respective assets (including, without limitation, any Collateral or other collections deposited or held or required to be deposited or held in any Collection Accounts) with any assets, revenues, funds, payments, collections, proceeds or any other amounts received or held by CAI Rail or in respect of the operations of CAI Rail.

(n) The Loan Agreement is hereby amended by deleting the existing Schedule 7.19(a) to the Credit Agreement in its entirety and substituting in lieu thereof the new Schedule 7.19(a) to the Credit Agreement that is attached hereto as Annex A.

§2. Representations and Warranties.  As of the Second Amendment Effective Date (as defined below), each of the Borrower and the Guarantors, as the case may be, represents and warrants to the Lenders and the Administrative Agent as follows:

(a) Representations and Warranties in Term Loan Agreement.  The representations and warranties of the Borrower contained in the Loan Agreement were true and correct in all material respects when made, and continue to be true and correct on the Second Amendment Effective Date.

(b) Authority, Etc.  The execution and delivery by each of Borrower and the Guarantors of this Amendment and the performance by each of the Borrower and the Guarantors of all of its respective agreements and obligations of this Amendment and the other documents delivered in connection therewith (collectively, the “Amendment Documents”), the Loan Agreement as amended hereby and the other Loan Documents (i) are within the corporate or company authority of such Borrower or such Guarantor, (ii) have been duly authorized by all necessary corporate or company proceedings by such Borrower and such Guarantor, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which such Borrower or such Guarantor is subject or any judgment, order, writ, injunction, license or permit applicable to such Borrower or such Guarantor, (iv) do not conflict with any provision of the Governing Documents of, or any agreement or other instrument binding upon, such Borrower or such Guarantor, and (v) do not require the approval or consent of, or filing with, any Person other than those already obtained.

(c) Enforceability of Obligations. The Amendment Documents, the Loan Agreement as amended hereby, and the other Loan Documents constitute the legal, valid and binding obligations of such Borrower or such Guarantor, enforceable against such Borrower or such Guarantor in accordance with their respective terms.

(d) No Default.  Immediately after giving effect to this Amendment, no Default or Event of Default exists under the Loan Agreement or any other Loan Document.

§3. Affirmation of Borrower and Guarantors.

(a) The Borrower hereby affirms its absolute and unconditional promise to pay to each Lender and the Administrative Agent the Term Loans, and all other amounts due under the Term Notes, the Loan Agreement as amended hereby and the other Loan Documents, at the times and in the amounts provided for therein.  The Borrower confirms and agrees that (i) the obligations of the Borrower to the Lenders and the Administrative Agent under the Loan Agreement as amended hereby are secured by and entitled to the benefits of the Security Documents and (ii) all references to the term "Loan Agreement" in the Security Documents and the other Loan Documents shall hereafter refer to the Loan Agreement as amended hereby.

(b) Each of the undersigned Guarantors hereby acknowledges that it has read and is aware of the provisions of this Amendment.  Each such Guarantor hereby reaffirms its absolute and unconditional guaranty of the applicable Borrower’s payment and performance of its obligations to the Lenders and the Administrative Agent under the Loan Agreement as amended hereby.  Each Guarantor hereby confirms and agrees that all references to the term “Loan Agreement” in the Guaranty to which it is a party shall hereafter refer to the Loan Agreement as amended hereby.

§4. Conditions to Effectiveness.  The amendments provided for in this Amendment shall take effect upon the satisfaction of the following conditions precedent (such date, the “Second Amendment Effective Date”):

(a) the Administrative Agent shall have received a counterpart signature page to this Amendment, duly executed and delivered by each of the Borrower, the Guarantors, Lenders representing not less than the Required Lenders, and the Administrative Agent, and this Amendment shall be in full force and effect;

(b) the Administrative Agent shall have received any necessary amendments and/or revisions to the Barbados Security Documents which are required pursuant to the transactions contemplated by this Amendment;

(c) the Administrative Agent shall have received a certificate of the authorized officer of the Borrower and each Guarantor dated the Amendment Effective Date certifying as to (i) no amendments, modifications or supplements to the Governing Documents of the Borrower or any Guarantor since the last delivery of such Governing Documents by such Loan Party to the Administrative Agent and that such Governing Documents are in full force and effect or attaching complete and certified copies of such Governing Documents including any amendments, modifications or supplements thereto (including certifications of such Governing Documents by the appropriate Governmental Authority of such Person’s jurisdiction of formation or organization), (ii) all corporate or other organizational actions taken by the Borrower and each of the Guarantors authorizing the execution, delivery, and performance of this Amendment and the other Amendment Documents and attaching copies of the board minutes and/or resolutions relating to such authorization and (iii) the names, titles, incumbency, and specimen signatures of the authorized officers of the Borrower and each of the Guarantors authorized to sign this Amendment and the other Amendment Documents on behalf of such Person;

(d) a Borrowing Base Report, dated as of the date hereof, executed by the Borrower;

(e) there shall not have occurred (i) a Material Adverse Effect since March 11, 2011 or (ii) a material adverse change in the facts and information regarding the Borrower and Guarantors represented to date to the Administrative Agent and the Lenders; and

(f) Borrower, Guarantor, Bank of America N.A., as administrative agent for itself and the other lenders thereto and Union Bank, N.A. as documentation agent, and the other parties thereto shall have entered into that certain Amendment No. 4 to that certain Second Amended and Restated Revolving Credit Agreement dated as of April 10, 2012.

§5. Satisfaction of Conditions.  Without limiting the generality of the foregoing §4, for purposes of determining compliance with the conditions specified in §4, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Second Amendment Effective Date justifying its objection thereto.

§6. Miscellaneous Provisions.  This Amendment shall constitute one of the Loan Documents referred to in the Loan Agreement.  Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Loan Agreement shall remain the same.  It is declared and agreed by each of the parties hereto that the Loan Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Loan Agreement shall be read and construed as one instrument.  Nothing contained in this Amendment shall be construed to imply a willingness on the part of the Lenders or the Administrative Agent to grant any similar or other future amendment of any of the terms and conditions of the Loan Agreement or the other Loan Documents or shall in any way prejudice, impair or effect any rights or remedies of the Lenders and the Administrative Agent under the Loan Agreement or the other Loan Documents.  THIS AMENDMENT SHALL BE CONSTRUED ACCORDING TO AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID STATE (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW (OTHER THAN THE NEW YORK GENERAL OBLIGATIONS LAW §5-1401)).  This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument.  Delivery of an executed signature page of this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart thereof.  In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.  Headings or captions used in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.  The Borrower hereby agrees to pay to the Administrative Agent on demand all reasonable costs and expenses incurred or sustained by the Administrative Agent in connection with the preparation of this Amendment (including reasonable legal fees and disbursements of the Administrative Agent’s Special Counsel).

[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as an agreement as of the date first written above.

Borrower:

CONTAINER APPLICATIONS LIMITED

By:	/s/ Timothy B. Page
Name: Timothy B. Page
Title: Chief Financial Officer

Guarantors:

CAI INTERNATIONAL, INC.

By:	/s/ Timothy B. Page
Name: Timothy B. Page
Title: Chief Financial Officer

CONTAINER APPLICATIONS INTERNATIONAL (U.K.) LIMITED

By:	/s/ Victor Garcia
Name: Victor Garcia
Title: Authorized Officer

CONTAINER APPLICATIONS INTERNATIONAL, LTD.

By:	/s/ Hiromatsu Ogawa
Name: Hiromatsu Ogawa
Title: Authorized Officer

CONTAINER APPLICATIONS (MALAYSIA) SDN BDH

By:	/s/ Victor Garcia
Name: Victor Garcia
Title: Authorized Officer

SKY CONTAINER TRADING LIMITED

By:	/s/ Victor Garcia
Name: Victor Garcia
Title: Authorized Officer

CAI CONSENT SWEDEN AB

By:	/s/ Victor Garcia
Name: Victor Garcia
Title: Authorized Officer

CAI INTERNATIONAL GMBH

By:	/s/ Daniel James Hallahan
Name: Daniel James Hallahan
Title: Managing Director

Lenders and Administrative Agent:

ING BANK, N.V., as
Administrative Agent

By:	/s/ Mark Bekker
Name: Mark Bekker
Title: Director

By:	/s/ Ad M. van den Broek
Name: Ad M. van den Broek
Title: Director

ING BANK, N.V., as Lender

By:	/s/ Mark Bekker
Name: Mark Bekker
Title: Director

By:	/s/ Ad M. van den Broek
Name: Ad M. van den Broek
Title: Director

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Rachelle Cayanan
Name: Rachelle Cayanan
Title: Assistant Vice Presdient

DVB BANK S.E., as Lender

By:	/s/ C. Urban
Name: C. Urban
Title: Senior Vice President

By:	/s/ A. Baardvin
Name: A. Baardvin
Title: Vice President

ABN AMRO BANK N.V., as Lender

By:	/s/ R.M. Wust
Name: R.M. Wust
Title:

By:	/s/ A.C.A.J. Biesbroeck
Name: A.C.A.J. Biesbroeck
Title:

CREDIT INDUSTRIEL ET COMMERCIAL, as Lender

By:	/s/ Adrienne Molloy
Name: Adrienne Molloy
Title: Vice President

By:	/s/ Andrew McKuin
Name: Andrew McKuin
Title: Vice President

UNION BANK, N.A., as Lender

By:	/s/ Henry G. Montgomery
Name: Henry G. Montgomery
Title: Vice President

COMERICA BANK, as Lender

By:	/s/ Carl R. Barkow
Name: Carl R. Barkow
Title: Vice President

Annex A

TERM LOAN AGREEMENT
SCHEDULE 7.19(a) (Subsidiaries, etc.)

NAME:	PLACE OF ORGANIZATION:	PRINCIPAL PLACE OF BUSINESS/REGISTERED OFFICE:
Container Applications International (U.K.) Limited	England and Wales	Ground Floor Office Suite Knight Court, 49 Crown Street Brentwood, Essex CM 14 4BD United Kingdom
Sky Container Trading Limited	England and Wales	Ground Floor Office Suite Knight Court, 49 Crown Street Brentwood, Essex CM 14 BD United Kingdom
Container Applications International (Malaysia) SDN BHD	Malaysia	Suite 10.05, Level 10, Menara Trend, Intan Millennium Square, 68 Jalan Batai Laut, 41300 Klang, Selangor Darul Ehsan, Malaysia
Container Applications International, Ltd.	Japan	Shinwa Building 6F 9-11 Toranomon 2-Chome Minato-Ku, Tokyo 105-0001 Japan
CAIJ, Inc.	Japan	Shinwa Building 6F 9-11 Toranomon 2-Chome Minato-Ku, Tokyo 105-0001 Japan
Container Applications Limited	Barbados	102, Bush Hill, Bay Street, St. Michael, Barbados West Indies
CAL Funding I Limited	Bermuda	Clarendon House 2 Church Street, Hamilton HM 11 Bermuda
CAI Consent Sweden AB	Sweden	c/o BDO Box 310 94 400 32 Goteborg Sweden
CAI Deutschland GmbH	Germany	Lahusenstrasse 1 27749 Delmenhorst Germany
CAI International GmbH	Germany	Lahusenstrasse 1 27749 Delmenhorst Germany

NAME:	PLACE OF ORGANIZATION:	PRINCIPAL PLACE OF BUSINESS/REGISTERED OFFICE:
CAI Rail, Inc.	United States	Steuart Tower, 1 Market Plaza, Suite 900, San Francisco, CA 94105
SKY Container Trading, Inc.	United States	Steuart Tower, 1 Market Plaza, Suite 900, San Francisco, CA 94105
Container Applications (Singapore) Pte. Ltd.	Singapore	1 Goldhill Plaza #03-39 Goldhill Plaza Singapore (308899)

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